Exhibit 99.2

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Fourth Quarter 2005
Earnings Conference

January 25, 2006

Table of Contents

Earnings summary

Segment reviews

Financial review

Strategic initiatives status

Outlook

Statements Relating to Non-U.S. GAAP
Safe Harbor	Financial Measures

This presentation contains statements relating to future results. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to changes in general economic conditions, continued pricing pressures in key product lines, seasonality and higher recycled fiber and energy costs, as well as other risks and uncertainties described in “forward-looking statements” in the company’s annual report on form 10-K for the year ended December 31, 2004, as updated from time to time in the company’s Securities and Exchange Commission filings.

During the course of this presentation, certain non-U.S. GAAP financial information will be presented.  A reconciliation of those numbers to U.S. GAAP financial measures is included in the company’s fourth quarter 2005 earnings press release available on the company’s website at www.smurfit-stone.com

Contact Information
Tim McKenna	John Haudrich
SVP, Investor Relations & Communications	Director, Investor Relations
(314) 746-1254	(314) 746-1266
tmckenna@smurfit.com	jhaudrich@smurfit.com

Earnings Summary

4Q 05 Unusual Items

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Earnings Summary

2005 Unusual Items

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Segment Reviews

Containerboard and Corrugated Containers

•                              Demand:

•                        Inconsistent for much of 2005

•                        Recently improving

•                              High 4th quarter mill operating rates

•                              Historically low inventory levels

•                              Prices:

•                        Average prices trended down

•                        Prices improving late in the quarter

•                              Costs

•                        High energy

•                        Elevated freight

Segment Reviews

Consumer Packaging

•                  Demand:

•                  Folding carton improved year-over-year

•                  Multiwall down year-over-year, but improved sequentially

•                  Mills operated near capacity through 2005

•                  Prices:

•                  Recent favorable trends for CRB, folding cartons and multiwall bags

•                  Costs

•                  High energy and other input costs

•                  Cost reduction initiatives help offset cost inflation

Financial Review

4Q 05 Adjusted EBITDA Roll Forward ($ in Millions)

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Financial Review

FY 2005 Adjusted EBITDA Roll Forward ($ in Millions)

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Financial Review

Debt and Other ($ in Millions)

•                  Debt at 12/31/05:

•                  Reported debt: $4,571

•                  Off balance sheet debt: $472

•                  Revolving credit availability: $439

•                  Obtained amendments to credit agreement

•                  Capital Expenditures:

•                  2005 actual: $276

•                  2006 estimated baseline: $275

•                  2006 strategic initiatives: up to $100 million

•                  Employee Benefits:

•                  2005 pension contributions: $174

•                  2006 estimated pension contributions: $160

•                  2006 estimated incremental total employee benefit expense: $40

Strategic Initiatives Status and Priorities ($ in Millions)

•                  Savings:

•                  4Q 05: $17

•                  Organizational Changes:

•                  Expanded executive team

•                  Split sales and manufacturing / established regional structure

•                  Converting Productivity:

•                  Best in class reviews

•                  Reduced trim sizes

•                  Grade optimization

•                  Scaling:

•                  3 metro areas initiated

•                  2 plant closures plus 1 corrugator shut down

•                  Growth: 2.3% Y/Y increase in container shipments

•                  SG&A: Changed employee benefits

Outlook

1Q 06

•      Improving demand, yet seasonally softer period

•      Continued packaging price restoration

•      Continued cost pressures

•      Benefit cost timing issue

•      Progress on strategic initiatives